United States Bankruptcy Court
                             District of Delaware

In re:  Uniroyal Technology Corporation                      Case No.  02-12471
        Consolidation                                 Reporting Period:  Feb 03

                            MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit Copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS                             Form No.  Document    Explanation
                                                         Attached     Attached
Schedule of Cash Receipts and Disbursements    MOR-1        X
  Bank Reconciliation (or copies of debtor's
    bank reconciliations)                      MOR-1        X
  Copies of bank statements                                 X
  Cash disbursements journals
Statement of Operations                        MOR-2        X
Balance Sheet                                  MOR-3        X
Status of Post Petition Taxes                  MOR-4        X
  Copies of IRS Form 6123 or payment receipt
  Copies of tax returns filed during
    reporting period
Summary of Unpaid Post Petition Debts          MOR-4        X
  Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging   MOR-5        X
Debtor Questionnaire                           MOR-5        X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

-------------------------------------          ------------------------
Signature of Debtor                            Date

-------------------------------------          ------------------------
Signature of Joint Debtor                      Date

-------------------------------------          ------------------------
Signature of Authorized Individual*            Date

-------------------------------------          ------------------------
Printed Name of Authorized Individual          Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Uniroyal Technology Corporation                 Case No.  02-12471
Consolidation
           Debtor
                                                      Reporting Period:  Feb 03

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account [See MOR-1 (CON'T)]


                                  CURRENT MONTH           CUMULATIVE TO DATE
                               ACTUAL    PROJECTED      ACTUAL       PROJECTED
CASH BEGINNING OF MONTH           798           -          645              -

Receipts
Cash Sales                          -           -            -              -
Accounts Receivable             2,388       3,362       19,957         22,012
Loans and Advances              1,851           -        8,767              -
Medical                             -           -          103              -
Sale of Assets                      -           -        6,341          6,341
Other (Attach List)                 -           -            -              -
Transfers (From DIP Accts)      6,780           -       51,287              -

Total Receipts                 11,019       3,362       86,455         28,353

Disbursements
Payroll and Taxes               1,230       1,220        8,335          8,128
Inventory Purchases             1,485       2,019       10,040         10,816
Medical                           224         197          883          1,266
Sales, Use & Other Taxes           18           -           20              -
Secured/Rental/Leases              99          98          557            555
Utilities                         169         112          818          1,018
Insurance                         152         416        1,109          1,412
Repairs & Maintenance              15          12          114             94
Outside Services                  128         107        1,033            959
Administrative                     21          80          312            429
Selling                            39          60          305            482
Other (Attach List)                 6         212          277            975

Change in Other                   182           -         (260)             -
Transfers (To DIP Accts)        6,798           -       62,303              -

Professional Fees                 455           -          455              -
US Trustee Quarterly Fees           2           -            5              -
Court Costs                         -           -            -              -

Total Disbursements            11,023       4,533       86,306         26,134

Net Cash Flow                      (4)     (1,171)         149          2,219

CASH END OF MONTH                 794                      794


                     THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                   $11,023
  Less: Transfers to Debtor in Possession Accounts                    $ 6,798
  Plus: Estate disbursements made by outside sources
    (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES       $ 4,225

In         Consolidated                         Case No.
re____________________________
  Debtor
                                                Reporting Period:      Feb 2003

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                   Cumulative
REVENUES                                            Month        Filing to Date
Gross Revenues                                      2,426             19,796
Less: Returns and allowances                           23                 85
Net Revenue                                         2,403             19,711

COST OF GOODS SOLD
Beginning Inventory                                     -                  -
Add: Purchases                                          -                  -
Add: Cost of Labor                                      -                  -
Add: Other Costs (attach schedule)                  2,876             17,466
Less: Ending Inventory                                  -                  -
Cost of Goods Sold                                  2,876             17,466
Gross Profit                                         (473)             2,245

OPERATING EXPENSES
Marketing                                              25                158
Bad Debts                                               -                  -
Contributions                                           -                 45
Employee Training & Relocation                          1                 16
Insider Compensation*                                   -                  -
Insurance                                              76                588
Corporate Services                                      -                  -
Office Expense                                          5                 56
Repairs and Maintenance                                 4                 27
Rent and Lease Expense                                 13                234
Salaries/Commissions/Fees                             360              2,544
Supplies                                               (8)                 9
Outside Services                                       69                407
Taxes - Real Estate & Property                          9                 71
Taxes - Other                                           -                (11)
Travel and Entertainment                               41                250
Utilities                                              31                177
Other (attach schedule)                                17                107
Total Operating Expenses Before Depreciation          643              4,678

Depreciation/Depletion/Amortization                   738              5,349
Net Profit (Loss) Before Other Income & Expenses   (1,854)            (7,782)

OTHER INCOME AND EXPENSES
Other Income (attach schedule)                        102              5,148
Interest Expense                                       75                551
Other Expense (attach schedule)                       196              2,758
Net Profit (Loss) Before Reorganization Items      (2,023)            (5,943)

REORGANIZATION ITEMS
Professional Fees                                       -                  -
U.S. Trustee Quarterly Fees                             -                  -
Interest Earned on Accumulated Cash from
  Chapter 11 (see continuation sheet)                   -                  -
Gain (Loss) from Sale of Equipment                      -                  -
Other Reorganization Expenses (attach schedule)       610              2,775
Total Reorganization Expenses                         610              2,775

Income Taxes                                          (29)              (186)
Net Profit (Loss)                                  (2,604)            (8,532)

In Re: Consolidated                                    Case No.
  Debtor
                                                       Reporting Period: Feb 03

                             STATEMENT OF OPERATIONS
                              (Continuation Sheet)

                                                                   Cumulative
BREAKDOWN OF "OTHER" CATEGORY                       Month        Filing to Date

Other Costs
Variable Cost Of Goods Sold                         2,054             11,539
Direct Manufacturing Period                           704              4,899
R & D                                                 118              1,028

Total                                               2,876             17,466

Other Operational Expenses
Bank & Loan Charges                                    19                 93
Royalty Expense                                         1                  5
Discounts Lost                                          3                  6
Rounding                                               (6)                 3

Total                                                  17                107

Other Income
Administration Fees                                    40                163
Medical Expense Clearing                               74              1,189
Gain On Fixed Assets                                  (12)                (5)
Gain On Sale Of Sterling Semiconductor, Inc           (21)             3,782
Misc Income                                             -                 (2)

Total                                                  81              5,127

Other Expenses
Idle Facility Cost                                     74                597
Loss On Fixed Assets                                    -              1,172
Retiree Medical                                        23                118
Medical Expense Clearing                               74                858
Misc Expense                                            4                 (8)

Total                                                 175              2,737

Other Reoganization Expenses
Legal                                                 324              1,483
Financial Advisors                                    143                449
Auditors & Admin                                       10                113
Public Relations                                        -                (12)
Committees Fees                                        70                672
Other                                                  63                 70

Total                                                 610              2,775

In re: Consolidated                                 Case No.
  Debtor
                                                    Reporting Period: Feb 03

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

      ASSETS                                    Book Value at     Book Value
                                                End of Current    on Petition
                                                Reporting Month      Date
CURRENT ASSETS
Unrestricted Cash and Equivalents                     794             645
Restricted Cash and Cash Equivalents
  (see continuation sheet)                              -               -
Accounts Receivable, Net                            5,138           4,880
Notes Receivable                                        -               -
Inventories                                        10,851          10,130
Prepaid Expenses                                    1,716           1,725
Professional Retainers                                  -               -
Other Current Assets (attach schedule)                660             395
TOTAL CURRENT ASSETS                               19,159          17,775

PROPERTY AND EQUIPMENT
Real property and Improvements                      5,622           5,622
Machinery and Equipment                            56,348          66,984
Furniture, Fixtures and Office Equipment            5,336           6,082
Leasehold Improvements                             10,515          13,778
Vehicles                                               13              13
Constrution In Process                                986           1,802
Less: Accumulated Depreciation                     35,235          36,065
TOTAL PROPERTY AND EQUIPMENT                       43,585          58,216

OTHER ASSETS
Loans to Insiders*                                      -               -
Other Assets (attach schedule)                     17,401          17,473

TOTAL ASSETS                                       80,145          93,464

LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)

Accounts Payable                                    5,253           2,756
Taxes Payable (Refer to FORM MOR-4)                 1,149           1,108
Wages Payable                                       1,985           1,870
Debt - Secured                                      4,157           6,643
Accrued Benefits & Withholdings                       877           1,238
Retiree Medical                                     6,015           5,704
Professional Fees                                   1,668               5
Amounts Due to Insiders*                                -               -
InterCompany                                            -               -
Other Postpetition Liabilities (attach schedule)    1,061           1,414
TOTAL POSTPETITION LIABILITIES                     22,165          20,738

LIABILITIES SUBJECT TO COMPROMISE
Secured Debt                                            -               -
Priority Debt                                           -               -
Unsecured Debt                                     57,016          63,249
TOTAL PREPETITION LIABILITIES                      57,016          63,249

TOTAL LIABILITIES                                  79,181          83,987

SHAREHOLDERS' EQUITY
Capital Stock                                         327             327
Additional Paid-in-Capital                        112,291         112,291
Partners' Capital Account                               -               -
Owner's Equity Account                                  -               -
Retained Earnings - Pre-petition                  (65,787)        (65,787)
Retained Earnings - Post-petition                  (8,513)              -
Adjustments to Shareholders' Equity (attach
   schedule)                                      (37,354)        (37,354)
Postpetition Contributions (Distributions)/
   (Draws) (attach schedule)                            -               -
Net Shareholders' Equity                              964           9,477

Total Liabilities and Shareholders' Equity         80,145          93,464

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re:  Consolidated                               Case No.
  Debtor                                           Reporting Period: Feb 03

                                  BALANCE SHEET
                               Continuation Sheet

                                                Book Value at     Book Value
                                                End of Curent     on Petition
  ASSETS                                        Reporting Month      Date

Other Current Assets
Other Current Receivables                             660             395
Securities Owned                                        -               -
Current Deferred Tax Asset                              -               -
Other Current Assets                                    -               -

Total                                                 660             395

Other Assets
Investment In Affiliates                                -               -
L/T Receivables                                         -               -
L/T Investments                                     1,016           1,010
Patents / Trademarks / Goodwill                    14,297          14,392
Loan Costs                                            306               1
L/T Deferred Tax Asset                                  -               -
Other L/T Assets                                    1,782           2,070

Total                                              17,401          17,473

                                                Book Value at     Book Value
                                                End of Curent     on Petition
   LIABILITIES AND SHAREHOLDERS' EQUITY         Reporting Month      Date

Other Postpetition Liabilities
Accrued Interest                                       24              26
Accrued EPA                                             -               -
Accrued Repl. & Adj.                                    -               -
Accrued Other Expenses                                457             196
Accrued Longevity                                     284             289
Other Liabilities                                     296             903

Total                                               1,061           1,414

Adjustments to Shareholders' Equity
Treasury Stock                                    (37,354)        (37,354)

Postpetition Contribution (Distributions)/(Draws)

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Consolidated                                    Case No.
  Debtor
                                                      Reporting Period: Feb 03

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                          Beginning     Amount                                      Ending
                             Tax     Withheld or    Amount      Date    Check No.    Tax
                          Liability    Accrued       Paid       Paid     or EFT   Liability
Federal
Withholding                   -            -          -                               -
FICA-Employee                 -            -          -                               -
FICA-Employer                 -            -          -                               -
Unemployment                  -            -          -                               -
Income                      235          (29)         -                             206
Other                         -            -          -                               -
  Total Federal Taxes       235          (29)         -                             206
State and Local
Withholding                   -            -          -                               -
Sales                         4            1          -                               5
Franchise                    17            5          -                              22
Income                      (11)           2          -                              (9)
Real Property                 -            -          -                               -
Personal Property           906           19          -                             925
Other                         -            -          -                               -
  Total State and Local     916           27          -                             943
Total Taxes               1,151           (2)         -                           1,149

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

                                                                 Number of Days Past Due
                                                Current        0-30      31-60      61-90   Over 90      Total
Accounts payable                                 3,083          308        472         24        69      3,956
Wages payable                                        -            -          -          -         -          -
Taxes payable                                        -            -          -          -         -          -
Rent/Leases-Building                                 -            -          -          -         -          -
Rent/Leases-Equipment                                -            -          -          -         -          -
Secured Debt/Adequate Protection Payments            -            -          -          -         -          -
Professional Fees                                    -            -          -          -         -          -
Amounts Due to Insiders*                             -            -          -          -         -          -
Other A/P Clearings                                 57            -          -          -         -         57
Other                                            1,240            -          -          -         -      1,240
Total Postpetition Accounts Payable              4,380          308        472         24        69      5,253

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In Re: Consolidated                                   Case No.
  Debtor
                                                      Reporting Period: Feb 03

                 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

        Accounts Receivable Reconciliation                               Amount
Total Accounts Receivable at the beginning of the reporting period        5,656
+ Amounts billed during the period.                                       2,461
-Amounts collected during the period.                                     2,384
Total Accounts Receivable at the end of the reporting period              5,733


       Accounts Receivable Aging                                         Amount
0-30 days old                                                             4,042
31-60 days old                                                              910
61-90 days old                                                              414
91+ days old                                                                367
Total Accounts Receivable                                                 5,733
Allowance                                                                   335
Other                                                                      -260
Accounts Receivable (Net)                                                 5,138


          DEBTOR QUESTIONNAIRE

      Must be completed each month                             Yes           No

1. Have any assets been sold or transferred outside the
   normal course of business this reporting period? If
   yes, provide an explanation below.                          Yes

2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                             No

3. Have all postpetition tax returns been timely filed?
   If no, provide an explanation below.                        Yes

4. Are workers compensation, general liability and other
   necessary insurance coverages in effect? If no, provide
   an explanation below.                                       Yes


Sterling Semiconductor, Inc. was sold to Dow Corning
Enterprizes on January 23, 2003.